Newfound Multi-Asset Income Fund

Class A Shares: NFMAX Class C Shares: NFMCX Class I Shares: NFMIX

Newfound Risk Managed Global Sectors Fund

Class A Shares: NFGAX Class C Shares: NFGCX Class I Shares: NFGIX

Newfound Risk Managed U.S. Sectors Fund

Class A Shares: NFDAX Class C Shares: NFDCX Class I Shares: NFDIX

Newfound Total Return Fund

Class A Shares: NFBAX Class C Shares: NFBCX Class I Shares: NFBIX

a series of Northern Lights Fund Trust III

Supplement dated November 10, 2016 to the Statement of Additional Information

Dated August 1, 2016

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The information below replaces similar disclosure under the section entitled POLICIES AND PROCEDURES FOR DISCLOSURE PORTFOLIO HOLDINGS in the Newfound Multi-Asset Income Fund, Newfound Risk Managed Global Sectors Fund, Newfound Risk Managed U.S. Sectors Fund and Newfound Total Return Fund (collectively the “Funds”) currently effective Statement of Additional Information:

The Trust has adopted policies and procedures that govern the disclosure of the Funds' portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust's policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust's shareholders and those of the Trust's affiliates.

The Funds disclose its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Funds disclose its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Funds’ portfolio holdings as of the end of each calendar month are posted on the Funds’ website, http://www.thinknewfoundfunds.com no later than thirty days after the end of each month. This posted information generally remains accessible until the Funds post the information for the next calendar month to the Funds’ website. The Funds may choose to make available, no sooner than thirty days after the end of each month, a complete schedule of its portfolio holdings as of the last day of the month.

The Funds may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Funds' portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential, including a duty not to trade on the information.

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This Supplement and the existing Statement of Additional Information dated August 1, 2016 provides relevant information for all shareholders and should be retained for future reference. The Statement of Additional Information has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling 1- 855-394-9777.

Please retain this Supplement for future reference.